UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 or 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

April 16, 2013

Spirit Realty Capital, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-32386	20-0175773
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

16767 North Perimeter Drive, Suite 210, Scottsdale, Arizona 85260

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (480) 606-0820

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On April 16, 2013, Tom Nolan, Chairman and Chief Executive Officer of Spirit Realty Capital, Inc. (“Spirit”), sent a letter to stockholders of record as of April 1, 2013 requesting them to review the recently mailed proxy materials and encourage stockholders to submit a proxy to vote their shares on the proposal to approve the merger between Spirit and Cole Credit Property Trust II, Inc. (“CCPT II”), among other matters. A copy of the letter is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.

Additional Information and Where to Find It

This report is not a substitute for the Registration Statement on Form S-4 (File No. 333-187122) that CCPT II filed with the Securities and Exchange Commission (“SEC”) in connection with the proposed merger with Spirit, or the definitive joint proxy statement/prospectus sent to security holders of CCPT II and Spirit on or about April 2, 2013 seeking their approval of the proposed merger. INVESTORS AND SECURITY HOLDERS OF CCPT II AND SPIRIT ARE URGED TO CAREFULLY READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS DATED APRIL 2, 2013, WHICH WAS SENT TO SECURITY HOLDERS OF CCPT II AND SPIRIT ON OR ABOUT APRIL 2, 2013, AS IT CONTAINS IMPORTANT INFORMATION, INCLUDING DETAILED RISK FACTORS. Investors and security holders may obtain a free copy of the joint proxy statement/prospectus and other documents filed by CCPT II and Spirit with the SEC at the SEC’s web site at www.sec.gov. Copies of the documents filed by CCPT II with the SEC will be available free of charge by directing a written request to Cole Credit Property Trust II, Inc., 2325 East Camelback Road, Suite 1100, Phoenix, Arizona, 85016, Attention: Investor Relations. Copies of the documents filed by Spirit with the SEC will be available free of charge on Spirit’s website at www.spiritrealty.com or by directing a written request to Spirit Realty Capital, Inc., 16767 North Perimeter Drive, Suite 210, Scottsdale, Arizona 85260, Attention: Investor Relations.

Participants in the Solicitation

CCPT II and Spirit and their respective directors, executive officers and certain members of management and employees may be considered “participants in the solicitation” of proxies from CCPT II’s stockholders and Spirit’s stockholders in connection with the merger. Information regarding such persons and a description of their interests in the merger is available in the joint proxy statement/prospectus filed with the SEC.

Nothing contained herein shall constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Forward-Looking Statements

Certain statements contained herein, other than historical facts, may be considered forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), including statements regarding the merger and the ability to consummate the merger. Spirit intends for all such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in Section 27A of the Securities Act and Section 21E of the Exchange Act, as applicable. Such statements include, in particular, statements about Spirit’s plans, strategies, and prospects and are subject to certain risks and uncertainties, as well as known and unknown risks, which could cause actual results to differ materially from those projected or anticipated. Therefore, such statements are not intended to be a guarantee of Spirit’s performance in future periods. Such forward-looking statements can generally be identified by Spirit’s use of forward-looking terminology such as “may,” “will,” “would,” “could,” “should,” “expect,” “intend,” “anticipate,” “estimate,” “believe,” “continue,” or other similar words. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date this report is filed with the SEC. We make no representation or warranty (express or implied) about the accuracy of any such forward-looking statements contained in this report, and Spirit does not intend, and undertakes no obligation, to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Number	Exhibit

99.1	Chairman and Chief Executive Officer letter to Stockholders, dated April 16, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SPIRIT REALTY CAPITAL, INC.

By:	/s/ Michael A. Bender
Michael A. Bender
Chief Financial Officer, Senior Vice President,
Assistant Secretary and Treasurer

Date: April 16, 2013

EXHIBIT INDEX

Exhibit Number	Description

99.1	Chairman and Chief Executive Officer letter to Stockholders, dated April 16, 2013